Member Audio/Web Conference May 2, 2017 ` Exhibit 99.1

Statements
contained
in
these
slides,
including
statements
describing
the
objectives,
projections,
estimates,
or
predictions
of
the
future
of
the
Bank,
may
be
“forward-looking
statements.”
These
statements
may
use
forward-looking
terms,
such
as
“anticipates,”
“believes,”
“could,”
“estimates,”
“may,”
“should,”
“will,”
or
their
negatives
or
other
variations
on
these
terms.
The
Federal
Home
Loan
Bank
of
Pittsburgh
(the
Bank)
cautions
that,
by
their
nature,
forward-looking
statements
involve
risk
or
uncertainty
and
that
actual
results
could
differ
materially
from
those
expressed
or
implied
in
these
forward-looking
statements
or
could
affect
the
extent
to
which
a
particular
objective,
projection,
estimate,
or
prediction
is
realized.
These
forward-looking
statements
involve
risks
and
uncertainties
including,
but
not
limited
to,
the
following:
economic
and
market
conditions,
including,
but
not
limited
to,
real
estate,
credit
and
mortgage
markets;
volatility
of
market
prices,
rates,
and
indices
related
to
financial
instruments;
political,
legislative,
regulatory,
litigation,
or
judicial
events
or
actions;
changes
in
assumptions
used
in
the
quarterly
Other-Than-Temporary
Impairment
(OTTI)
process;
risks
related
to
mortgage-backed
securities;
changes
in
the
assumptions
used
in
the
allowance
for
credit
losses;
changes
in
the
Bank’s
capital
structure;
changes
in
the
Bank’s
capital
requirements;
membership
changes;
changes
in
the
demand
by
Bank
members
for
Bank
advances;
an
increase
in
advances’
prepayments;
competitive
forces,
including
the
availability
of
other
sources
of
funding
for
Bank
members;
changes
in
investor
demand
for
consolidated
obligations
and/or
the
terms
of
interest
rate
exchange
agreements
and
similar
agreements;
changes
in
the
FHLBank
System’s
debt
rating
or
the
Bank’s
rating;
the
ability
of
the
Bank
to
introduce
new
products
and
services
to
meet
market
demand
and
to
manage
successfully
the
risks
associated
with
new
products
and
services;
the
ability
of
each
of
the
other
FHLBanks
to
repay
the
principal
and
interest
on
consolidated
obligations
for
which
it
is
the
primary
obligor
and
with
respect
to
which
the
Bank
has
joint
and
several
liability;
applicable
Bank
policy
requirements
for
retained
earnings
and
the
ratio
of
the
market
value
of
equity
to
par
value
of
capital
stock;
the
Bank’s
ability
to
maintain
adequate
capital
levels
(including
meeting
applicable
regulatory
capital
requirements);
business
and
capital
plan
adjustments
and
amendments;
technology
risks;
and
timing
and
volume
of
market
activity.
We
do
not
undertake
to
update
any
forward-looking
information.
Some
of
the
data
set
forth
herein
is
unaudited.
Cautionary Statement Regarding Forward-
Looking Information

Over/
2017
2016
(Under)
Net interest income
108.3
$
81.4
$
26.9
$
Provision for credit losses
-

0.2

(0.2)

Realized gains from sales of AFS securities
-

12.7

(12.7)

All other income (loss)
12.7

(11.8)

24.5

Other expenses
24.5

19.3

5.2

Income before assessment
96.5

62.8

33.7

Affordable Housing Program (AHP) assessment
9.7

6.3

3.4

Net income
86.8
$
56.5
$
30.3
$
Net interest margin (bps)
46
36
10

Three months ended March 31,
Financial Highlights –
Statement of Income
(in millions)

Financial Highlights –
Selected Balance Sheet
2017
2016
Amount
Average:
Total assets
96,917
$
93,842
$
3,075
$
3

%
Advances
73,994

70,117

3,877

6

Total investments
18,171

19,191

(1,020)

(5)

March 31,
Dec 31,
2017
2016
Amount
Spot:
Advances
70,317
$
76,809
$
(6,492)
$
(8)

%
Capital stock
3,523

3,755

(232)

(6)

Retained earnings
1,031

986

45

5

Percent
Over/(Under)
Over/(Under)
Percent
Three months ended March 31,
(in millions)
(in millions)

(in millions)
March 31,
Dec 31,
2017
2016
Permanent capital
4,560
$
4,747
$
Excess permanent capital
over RBC requirement
3,558
$
3,839
$
Regulatory capital ratio (4% minimum)
4.8%
4.7%
Leverage ratio (5% minimum)
7.2%
7.0%
Market value/capital stock (MV/CS)
134.1%
128.9%
Capital Requirements

Membership Update Kris Williams

First Quarter Highlights • Great quarter for the co-op • Highest average advances – maintains mission focus • Recent performance reflects – Demand for liquidity – FHLBank’s financial stability 7

Shareholder
Cash Dividend
+
“Community
Dividend”
Customer
Product &
Service Usage
Value
of
Membership
Membership Value Proposition
•
Stable Stock Value
•
Financial Return
•
Community Dividend
•
Vibrant Bank
•
Access to Liquidity
•
Products and Services That
Help Your Business

Market Value/Capital Stock
150%
100%
50%
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
3/31/2017
Market Value/Capital Stock

Stable Stock Value
PAR
•
FHLBank stock always trades at
par –
our goal at all times is to
maintain a market value above
par
•
The decline in the market value
from a high in 2014 was
primarily due to advance growth
•
When market value is above
par and a new advance is
executed, the purchase of
capital stock at par reduces the
total market value of the
FHLBank

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
3/31/2017
Quarterly Dividend Rate (Excluding Special Dividend)
Annual Return on Equity
First quarter 2017; full year may be different

Financial Return
•
Return on equity improved
significantly over the past four
years
•
2017, 2016 and 2015 results
were generated from member
activity, whereas 2014 benefited
from litigation gains
•
A reliable dividend is important
to membership value
•
We will continue to pay a
differentiated dividend payment
based on activity versus
membership
Membership
Activity

“Community Dividends”
•
Funds awarded through Community Investment products
in 2016:
–
Affordable Housing Program funding round --
$23 million
–
First Front Door --
$8 million
–
Banking On Business --
$5 million
–
Community Lending Program --
$1 billion revolving pool
•
Business advantages for members:
–
new relationships, CRA requirements, cost-of-funds advances, corporate citizenship
•
Community needs served:
–
housing, development, jobs, dreams
•
Impact on people and communities:
–
dignity, security, progress, hope

FHLB Bullet Funding versus Treasuries
Spread to Treasuries (bps)
60
50
40
30
20
10
0
3 Month
2 Year
3 Year
5 Year
7 Year
10 Year
5 Yr. Avg. (3/31/12-3/31/17)
3/31/2017

FHLB Bullet Funding versus LIBOR
Spread to LIBOR (bps)
60
40
20
0
-20
-40
-60
3 Month
2 Year
3 Year
5 Year
7 Year
10 Year
5 Yr. Avg. (3/31/12-3/31/17)
03/31/2017

Access to Liquidity
•
Attractive advance pricing
depends on the FHLBank’s
ability to raise attractively priced
funding in the capital markets
•
Current FHLBank funding
spreads versus Treasuries are
attractive in maturities three
years and out when compared
to the 5-year average of
spreads
–
An excellent time to term
out advances!
•
FHLBank floating-rate funding is
currently pricing quite well
relative to LIBOR due to
increased demand from Money
Market Funds

FHLBank Pittsburgh Advances vs. Assets
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$ in billions
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
3/31/2017
Advances
Assets

Vibrant Bank
•
FHLBank vibrancy is driven
by member activity with the
Bank
•
Advances have seen
significant growth in the last
four years
•
Advances declined from year
end; however, it is not
uncommon for the Bank to
experience variances in the
overall portfolio driven by
member needs
•
The Mortgage Partnership
Finance
®
(MPF
®
) Program
continues to grow year over
year
•
Letters of Credit had highest
number of users
"Mortgage Partnership Finance” and "MPF" are registered trademarks of the Federal Home Loan Bank of Chicago

Products and Services
Advances and
Bank Services
Letters of
Credit
Mortgage Partnership
Finance
®
(MPF
®
)
Program
Participation
Community
Investment
Product
Offerings
Maximum
Membership
Value
The value of your membership increases the more you use FHLBank products and services.

Member Audio/Web Conference May 2, 2017